UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011 (May 25, 2011)

Retail Ventures, Inc.
 (Exact name of registrant as specified in its charter)

Ohio	1-10767	20-0090238
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4150 E. Fifth Avenue, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 238-4148

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed solely to include the authorized officer’s conformed signature, which was inadvertently not included in the original Form 8-K filed by Retail Ventures, Inc. on May 26, 2011. Retail Ventures, Inc.’s original Form 8-K filed on May 26, 2011 (the “Report”) was manually signed prior to filing; however, the conformed signature was inadvertently omitted from the signature page of the electronic filing of the Report. Other than including a conformed signature, this Form 8-K/A does not modify the disclosure contained in the Report.

Introductory Note

On May 26, 2011, Retail Ventures, Inc. (“Retail Ventures”) completed its merger (the “Merger”) with and into DSW MS LLC (“Merger Sub”), a wholly-owned subsidiary of DSW Inc. (“DSW”), pursuant to that certain Agreement and Plan of Merger, dated as of February 8, 2011, as amended on May 25, 2011, by and among DSW, Merger Sub and Retail Ventures (the “Merger Agreement”). Merger Sub is the surviving corporation (“Merger LLC”) in the Merger and, as a result of the Merger, remains as a wholly-owned subsidiary of DSW. The following events took place in connection with the consummation of the Merger.

Item 1.01 Entry into a Material Definitive Agreement.

Rights Agreement

On May 25, 2011, Retail Ventures and Computershare Trust Company, N.A. (“Computershare”) entered into an amendment to that certain Rights Agreement, dated February 8, 2011 (the “Rights Agreement”), by and between Retail Ventures and Computershare, to provide that the Final Expiration Date (as such term is defined in the Rights Agreement) shall coincide with the effective time of the merger of Retail Ventures with and into a wholly-owned subsidiary of DSW Inc. (“DSW”). Under the Rights Agreement, as amended, a holder of a Right may not exercise the Right after the occurrence of the Final Expiration Date. The foregoing description is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference, and the First Amendment to Rights Agreement, which is filed herewith as Exhibit 4.2 and is incorporated herein by reference.

Master Separation Agreement

Effective on May 26, 2011, in connection with the completion of the Merger, Retail Ventures amended that certain Master Separation Agreement, dated July 5, 2005, between DSW and Retail Ventures to provide for the termination of the Master Separation Agreement, except for certain provisions that provide registration rights of DSW common shares to certain affiliates of Retail Ventures, including Jay L. Schottenstein, chairman of the board of directors of DSW and Retail Ventures, Schottenstein Stores Corporation, a Delaware corporation, and other privately held entities controlled by Jay L. Schottenstein and members of his family. The Amendment to Master Separation Agreement was entered into in connection with the completion of the Merger. The foregoing description is qualified in its entirety by reference to the Amendment to Master Separation Agreement, which is filed as Exhibit 10.1 and is incorporated by reference.

PIES Indenture
On May 25, 2011, in connection with the completion of the Merger, Retail Ventures, Merger Sub and HSBC Bank USA, National Association (“HSBC”) entered into (1) a supplemental indenture (the “Supplemental Indenture”) to that certain Indenture, dated as of August 16, 2006 (the “Indenture”), by and between Retail Ventures and HSBC, and (2) an amendment (“Amendment No. 1 to Collateral Agreement”) to that certain Collateral Agreement, dated as of August 16, 2006 (the “Collateral Agreement”), by and between Retail Ventures and HSBC. Pursuant to the terms of the Supplemental Indenture and Amendment No. 1 to Collateral Agreement, Merger LLC assumed, as of the effective time of the Merger, all of Retail Ventures’ obligations with respect to the 6.625% Mandatorily Exchangeable Notes due September 15, 2011 (Premium Income Exchangeable Securities or “PIES”). The foregoing description is qualified in its entirety by reference to the Indenture, the Supplemental Indenture, the Collateral Agreement and Amendment No. 1 to Collateral Agreement, which are filed as Exhibits 4.3, 4.4, 4.5 and 4.6, respectively, and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Effective on May 26, 2011, in connection with the completion of the Merger, DSW and Retail Ventures terminated that certain Amended and Restated Shared Services Agreement, dated March 17, 2008. Under this agreement, DSW provided Retail Ventures and its subsidiaries with services relating to risk management, tax, financial services, benefits administration, payroll and information technology.

Effective on May 26, 2011, in connection with the completion of the Merger, DSW and Retail Ventures terminated that certain Exchange Agreement, dated July 5, 2005, effective upon the exchange or settlement of the PIES. The Exchange Agreement provides that Retail Ventures may exchange all or a portion of the DSW class B common shares, without par value (the “DSW Class B Common Shares”) that it holds for DSW class A common shares, without par value (the “DSW Class A Common Shares”). Merger LLC has assumed, as of the effective time of the Merger, by supplemental indenture and supplemental agreement, all of Retail Ventures’ obligations with respect to the PIES. After Merger LLC has satisfied such obligations with respect to the PIES, the Exchange Agreement will terminate.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Pursuant to the terms of the Merger Agreement, each Retail Ventures common share, without par value (“Retail Ventures Common Share”), other than Retail Ventures Common Shares held by parties to the Merger and dissenting Retail Ventures shareholders who properly demanded and perfected their dissenter’s rights under Ohio law, was cancelled and automatically converted into the right to receive 0.435 DSW Class A Common Shares, and cash in lieu of fractional shares, as applicable, unless such holder properly elected to received a like amount of DSW Class B Common Shares, and cash in lieu of fractional shares, as applicable.

Retail Ventures common shares, without par value, which traded under the symbol “RVI,” have ceased trading on, and are being delisted from, the New York Stock Exchange.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in it is entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K, and Amendment No. 1 to the Agreement and Plan of Merger, which is incorporated by reference as Exhibit 2.2.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Merger, Retail Ventures notified the New York Stock Exchange (the “NYSE”) that on May 26, 2011, each issued and outstanding Retail Ventures Common Share (other than Retail Ventures Common Shares owned directly or indirectly by DSW or Merger Sub or held by Retail Ventures or any of its subsidiaries, which were cancelled as a result of the Merger) was converted into the right to receive 0.435 (the “Exchange Ratio”) DSW Class A Common Shares, unless the holder properly and timely elected to receive a like amount of DSW Class B Common Shares in lieu of DSW Class A Common Shares or properly demanded and perfected dissenters’ rights. Retail Ventures also requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 to report that the Retail Ventures Common Shares and Retail Ventures Common Share purchase rights are no longer listed on the NYSE. Additionally, Merger LLC intends to file with the SEC a Certification on Form 15 under the Exchange Act requesting the suspension of reporting obligations under Section 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders

Pursuant to the Merger Agreement and upon completion of the Merger, each issued and outstanding Retail Ventures Common Share (other than Retail Ventures Common Shares owned directly or indirectly by DSW or Merger Sub or held by Retail Ventures or any of its subsidiaries, as well as Retail Ventures Common Shares held by shareholders who properly demanded and perfected dissenters’ rights) automatically converted into the right to receive 0.435 DSW Class A Common Shares, unless the holder properly and timely elected to receive a like amount of DSW Class B Common Shares in lieu of DSW Class A Common Shares. All options to purchase Retail Ventures Common Shares under Retail Ventures’ stock plans converted into options to acquire a number of DSW Class A Common Shares as adjusted for the Exchange Ratio, at an option price also adjusted for the Exchange Ratio, but otherwise retained the same terms and conditions. All Retail Ventures stock appreciation rights, and all other Retail Ventures stock awards, became stock appreciation rights and stock awards based on DSW Class A Common Shares, as adjusted for the Exchange Ratio, but otherwise retained the same terms and conditions.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K, and Amendment No. 1 to the Agreement and Plan of Merger, which is filed herewith as Exhibit 2.2 and incorporated herein by reference.

Item 5.01 Changes in Control of the Registrant

As a result of the Merger, a change of control of Retail Ventures occurred. The disclosure under Items 2.01 and 3.03 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective upon completion of the Merger, each member of Retail Ventures’ Board of Directors (the “Board”) retired and ceased to serve as a director of Retail Ventures. These retirements were not a result of any disagreements between Retail Ventures and the directors on any matter relating to Retail Ventures’ operations, policies or practices.

Also effective upon completion of the Merger, in accordance with the terms of the Merger Agreement, which provides that the officers of Merger Sub shall be the officers of the surviving entity Merger LLC, all of the named executive officers of Retail Ventures ceased to serve in their respective positions at the surviving entity (although termination of their employment will be effective at a later date, pursuant to notice provided by DSW). Upon completion of the Merger, Michael R. MacDonald became President and Chief Executive Officer (principal executive officer), and Douglas Probst became Executive Vice President and Chief Financial Officer (principal financial and accounting officer) of Merger LLC.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Upon completion of the Merger, the Articles of Organization and the Operating Agreement and Declaration of Merger Sub became the Articles of Organization and the Operating Agreement and Declaration of Merger LLC. The Articles of Organization and the Operating Agreement and Declaration are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit
No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of February 8, 2011, among DSW Inc., DSW MS LLC, and Retail Ventures, Inc. (incorporated by reference to Retail Ventures’ Form 8-K/A filed February 25, 2011, Exhibit 2.1, File No. 001-10767)
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated May 25, 2011, by and among DSW Inc., DSW MS LLC, and Retail Ventures, Inc. (filed herewith)
3.1	Articles of Organization of DSW MS LLC (filed herewith)
3.2	Operating Agreement and Declaration of DSW MS LLC (filed herewith)
4.1	Rights Agreement, dated as of February 8, 2011, by and between Retail Ventures, Inc., an Ohio corporation, and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent, including the Form of Rights Certificate attached as Exhibit A thereto and the Summary of Rights to Purchase Common Stock attached as Exhibit B thereto (incorporated by reference to Retail Ventures’ form 8-K filed February 8, 2011, Exhibit 4.1, File No. 001-10767)
4.2	First Amendment to Rights Agreement, dated as of May 25, 2011, by and between Retail Ventures, Inc. and Computershare Trust Company, N.A., including the Form of Rights Certificate attached as Exhibit A thereto and the Summary of Rights to Purchase Common Stock attached as Exhibit B thereto (filed herewith)
4.3	Indenture, dated as of August 16, 2006, by and between Retail Ventures, Inc. and HSBC Bank USA, National Association, as indenture trustee (Form of 6.625% Mandatorily Exchangeable Notes Due September 15, 2011 filed as Exhibit A thereto) (incorporated by reference to Retail Ventures’ Form 8-K filed August 22, 2006, Exhibit 4.1, File No. 001-10767)
4.4	Supplemental Indenture, dated as of May 25, 2011, by and among Retail Ventures, Inc., DSW MS LLC and HSBC Bank USA, National Association, as indenture trustee (filed herewith)
4.5	Collateral Agreement, dated as of August 16, 2006, by and between Retail Ventures, Inc., as pledgor, and HSBC Bank USA, National Association, as collateral agent, indenture trustee and securities intermediary (incorporated by reference to Retail Ventures’ Form 8-K filed on August 22, 2006, Exhibit 4.2, File No. 001-10767)
4.6	Amendment No. 1 to Collateral Agreement, dated as of May 25, 2011, by and among Retail Ventures, Inc., DSW MS LLC and HSBC Bank USA, National Association, as collateral agent, indenture trustee and securities intermediary (filed herewith)
10.1	Amendment to Master Separation Agreement between DSW Inc. and Retail Ventures, Inc., dated May 26, 2011 (filed herewith)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSW MS LLC as successor in interest to Retail Ventures, Inc.

Date: May 26, 2011	By: /s/ William L. Jordan
William L. Jordan
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of February 8, 2011, among DSW Inc., DSW MS LLC, and Retail Ventures, Inc. (incorporated by reference to Retail Ventures’ Form 8-K/A filed February 25, 2011, Exhibit 2.1, File No. 001-10767)
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated May 25, 2011, by and among DSW Inc., DSW MS LLC, and Retail Ventures, Inc. (filed herewith)
3.1	Articles of Organization of DSW MS LLC (filed herewith)
3.2	Operating Agreement and Declaration of DSW MS LLC (filed herewith)
4.1	Rights Agreement, dated as of February 8, 2011, by and between Retail Ventures, Inc., an Ohio corporation, and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent, including the Form of Rights Certificate attached as Exhibit A thereto and the Summary of Rights to Purchase Common Stock attached as Exhibit B thereto (incorporated by reference to Retail Ventures’ form 8-K filed February 8, 2011, Exhibit 4.1, File No. 001-10767)
4.2	First Amendment to Rights Agreement, dated as of May 25, 2011, by and between Retail Ventures, Inc. and Computershare Trust Company, N.A., including the Form of Rights Certificate attached as Exhibit A thereto and the Summary of Rights to Purchase Common Stock attached as Exhibit B thereto (filed herewith)
4.3	Indenture, dated as of August 16, 2006, by and between Retail Ventures, Inc. and HSBC Bank USA, National Association, as indenture trustee (Form of 6.625% Mandatorily Exchangeable Notes Due September 15, 2011 filed as Exhibit A thereto) (incorporated by reference to Retail Ventures’ Form 8-K filed August 22, 2006, Exhibit 4.1, File No. 001-10767)
4.4	Supplemental Indenture, dated as of May 25, 2011, by and among Retail Ventures, Inc., DSW MS LLC and HSBC Bank USA, National Association, as indenture trustee (filed herewith)
4.5	Collateral Agreement, dated as of August 16, 2006, by and between Retail Ventures, Inc., as pledgor, and HSBC Bank USA, National Association, as collateral agent, indenture trustee and securities intermediary (incorporated by reference to Retail Ventures’ Form 8-K filed on August 22, 2006, Exhibit 4.2, File No. 001-10767)
4.6	Amendment No. 1 to Collateral Agreement, dated as of May 25, 2011, by and among Retail Ventures, Inc., DSW MS LLC and HSBC Bank USA, National Association, as collateral agent, indenture trustee and securities intermediary (filed herewith)
10.1	Amendment to Master Separation Agreement between DSW Inc. and Retail Ventures, Inc., dated May 26, 2011 (filed herewith)